UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT

OF 1934

MAY 3, 2005

Date of Report (date of Earliest Event Reported)

ISOLAGEN, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-31564	87-0458888
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

102 PICKERING WAY, EXTON, PENNSYLVANIA 19341

(Address of principal executive offices and zip code)

(484) 875-3099

 (Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 1.01               Entry into a Material Definitive Agreement

On May 3, 2005, Isolagen, Inc. (“Isolagen”) and Mr. Todd Greenspan entered into an offer letter pursuant to which Mr. Greenspan agreed to serve as Isolagen’s Corporate Controller.  The letter provides for annual salary of $145,000, and a merit-based bonus to be determined by Isolagen’s Compensation Committee based upon mutually agreeable criteria.  Mr. Greenspan was granted a five-year option to purchase 50,000 shares of Isolagen common stock at an exercise price equal to the closing of the common stock on the date of grant, which vests ratably on an annually basis over three years.

Item 3.02               Unregistered Sales of Equity Securities

See Item 1.01 for a discussion of the option issued to Mr. Greenspan, which security was issued pursuant to the exemption from registration set forth in Section 4(2) of the Securities Act of 1933, as amended.

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a)           Not applicable.

(b)           Not applicable.

(c)           (1)           On May 3, 2005, Isolagen appointed Mr. Greenspan to serve as Isolagen’s controller.

(2)           Mr. Greenspan, age 33, has not served with Isolagen in any capacity prior to his appointment as Corporate Controller.  There are no familial relationships between Mr. Greenspan and any director or executive officer of Isolagen.  Mr. Greenspan is a licensed Certified Public Accountant in the state of Pennsylvania.  From October 2002 to April 2005, Mr. Greenspan was employed by Amkor Technology, Inc., most recently serving as Senior Director of Finance.  Mr. Greenspan served as a controller of AstroPower, Inc. from May 2000 to October 2002. Mr. Greenspan served as a public accountant at Arthur Andersen LLP from September 1994 to May 2000.

(3)           See Item 1.01 for a discussion of the offer letter between Isolagen and Mr. Greenspan.

(4)           In addition, Dennis L. Bevan, Vice President of International Commercial Operations is retiring, but will continue in a consulting role to Isolagen; and Robert Partridge, Vice President, Global Marketing, Investor Relations, and Communications was involuntarily terminated.

(d)           Not applicable.

Item 7.01               Regulation FD Disclosure

On May 3, 2005, Isolagen disseminated the press release attached as Exhibit 99.1, which is incorporated by reference herein.

Isolagen will address investors in a conference call on Tuesday, May 10, 2005 at 5:00 pm (EDT). See Exhibit 99.2 for details.

Item 9.01               Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Exhibits.

99.1         Press release dated May 3, 2005

99.2         Press release dated May 6, 2005

[THE SIGNATURE PAGE FOLLOWS]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISOLAGEN, INC.

Date:	May 9, 2005	By:	/s/ Martin Schmieg
Martin Schmieg